UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 9, 2020

CLEANSPARK, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-39187	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 S. 1800 West, Suite 3

Woods Cross, Utah 84087

(Address of Principal Executive Offices)

(702) 941-8047

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported by CleanSpark, Inc., a Nevada corporation (the “Company”), on a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on December 10, 2020 (the “Prior 8-K”), the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 9, 2020, by and among ATL Data Centers LLC, a Georgia limited liability company (“ATL”), CLSK Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub”), Bernardo Schucman (“Schucman”), Gustavo Lima Caldeira De Andrada (“De Andrada), and John Allen Martins Blount (“Blount” and collectively with Schucman and De Andrada, the “Sellers”) (the “Merger”). The Merger closed on December 10, 2020.

This amended Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Prior 8-K to provide the financial statements and pro forma financial information as required by Items 9.01(a) and (b) of Form 8-K. No other amendments or modifications to the Prior 8-K are being made by this Amendment. This Amendment should be read in connection with the Prior 8-K, which provides a more complete description of the Merger, Merger Agreement, and transactions contemplated thereby.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of ATL Data Centers LLC, as of September 30, 2020, are filed as Exhibit 99.1 hereto.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated balance sheet of the Company as of September 30, 2020, which gives effect to the acquisition of ATL Data Centers LLC, and the unaudited pro forma consolidated statement of operations of the Company for the year ended September 30, 2020, which gives effect to such acquisition, are filed as Exhibit 99.2 hereto.

(d) Exhibits.

Exhibit Number	Description

99.1	Audited financial statements of ATL Data Centers LLC as of September 30, 2020.
99.2	Unaudited pro forma consolidated balance sheet of the Company as of September 30, 2020, and the unaudited pro forma consolidated statement of operations of the Company for the year ended September 30, 2020, each giving effect to the acquisition of ATL Data Centers LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Dated: February 24, 2021	By:	/s/ Lori L. Love
Lori L. Love
Chief Financial Officer

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